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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 3, 1996

                              MEDAPHIS CORPORATION
             (Exact name of registrant as specified in its charter)

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
           DELAWARE                       000-19480                     58-1651222
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification
         incorporation)                                                   Number)
       2700 CUMBERLAND PARKWAY                           30339
              SUITE 300                               (Zip Code)
          ATLANTA, GEORGIA
   (Address of principal executive
               offices)
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      Registrant's telephone number, including area code:  (770) 444-5300

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

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                        Exhibit Index Located on Page: 5
                           Total Number of Pages:

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       THIS CURRENT REPORT ON FORM 8-K/A IS BEING FILED AS A RESULT OF THE
COMPANY'S RESTATEMENT OF ITS FINANCIAL STATEMENTS FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 1995 AND AS OF MARCH 31, 1996 AND JUNE 30, 1996. TO THE EXTENT THIS AMENDED FILING IS INCONSISTENT WITH THE COMPANY'S CURRENT REPORT ON FORM 8-K DATED APRIL 3, 1996 (THE "ORIGINAL FILING"), THE ORIGINAL FILING IS HEREBY SUPERSEDED AND AMENDED. TO THE EXTENT THE ORIGINAL FILING IS UNAFFECTED BY THE RESTATEMENT, THE ORIGINAL FILING HAS NOT BEEN UPDATED OR CORRECTED TO REFLECT EVENTS OCCURRING SUBSEQUENT TO THE DATE OF THE ORIGINAL FILING.

       This Form 8-K/A contains statements which may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of Medaphis Corporation and members of its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements are set forth in the Safe Harbor Compliance Statement included as Exhibit 99 to the Form 10-Q filed on November 14, 1996, and are hereby incorporated herein by reference. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Item 5.       Other Events.

       Effective April 3, 1996, Medaphis Corporation, a Delaware corporation ("Medaphis"), acquired Rapid Systems Solutions, Inc., a Maryland corporation ("RSSI"), in a merger transaction (the "RSSI Merger") pursuant to the terms of the RSSI Merger Agreement (the "RSSI Merger Agreement"), dated as of March 12, 1996, by and among Medaphis, RSSI and RIPSub, Inc., a Georgia corporation and a wholly owned subsidiary of Medaphis ("RIPSub"). In the RSSI Merger, RIPSub merged with and into RSSI with RSSI surviving such RSSI Merger as a wholly owned subsidiary of Medaphis.

       Effective May 6, 1996, Medaphis acquired BSG Corporation, a Delaware corporation ("BSG"), in a merger transaction (the "BSG Merger") pursuant to the terms of the BSG Merger Agreement (the "BSG Merger Agreement"), dated as of March 15, 1996, by and among Medaphis, BSG and BSGSub, Inc., a Delaware corporation and a wholly owned subsidiary of Medaphis ("BSGSub"). In the BSG Merger, BSGSub merged with and into BSG with BSG surviving such Merger as a wholly owned subsidiary of Medaphis.


       Each of the RSSI Merger and the BSG Merger has been accounted for as a pooling of interests. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. The supplemental consolidated financial statements for Medaphis have been prepared to give retroactive effect to both the RSSI Merger on April 3, 1996 and the BSG Merger on May 6, 1996 as well as give effect for the restatement described below, and appear herein as Exhibit 99.1.

       Medaphis has restated its supplemental consolidated financial statements for the three months and year ended December 31, 1995, and as of March 31, 1996. The restatement results primarily from a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of Medaphis ("Imonics"), in December 1995 for which Medaphis recognized associated license fee revenue in 1995. Subsequent to the issuance of Medaphis' 1995 supplemental consolidated financial statements in the Company's Current Report on Form 8-K dated April 3, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with this agreement.

       The supplemental consolidated financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Medaphis after financial statements covering the date of consummation of the business combination are issued.

       In addition, the Selected Supplemental Consolidated Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis have been prepared to give retroactive effect to both the RSSI Merger and the BSG Merger, as well as give effect for the aforementioned restatement, and appear herein as Exhibits 99.2 and 99.3, respectively.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)   Exhibits

       23.1        Consent of Deloitte & Touche LLP.

       99.1 Supplemental Consolidated Financial Statements of Medaphis Corporation (As Restated), as described in Item 5 of this Form 8-K/A.

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       99.2        Selected Supplemental Consolidated Financial Data of Medaphis
                   Corporation (As Restated), as described in Item 5 of this Form 8-K/A.

       99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis Corporation,
                   as described in Item 5 of this Form 8-K/A.
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                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 10, 1997                       MEDAPHIS CORPORATION




                                          By: /s/ Michael R. Cote
                                              ----------------------------------
                                              Michael R. Cote
                                              Senior Vice President -- Finance,
                                              Chief Financial Officer and
                                              Assistant Secretary




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                               INDEX TO EXHIBITS
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Exhibit                                                                 Page No.
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
23.1   Consent of Deloitte & Touche LLP.

99.1   Supplemental Consolidated Financial Statements of Medaphis
       Corporation (As Restated), as described in Item 5 of this Form 8-K/A.

99.2 Selected Supplemental Consolidated Financial Data of Medaphis Corporation (As Restated), as described in Item 5 of this Form 8-K/A.

99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis Corporation, as described in
       Item 5 of this Form 8-K/A.

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